SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  August 14, 2002


                            NewPower Holdings, Inc.
                            -----------------------

            (Exact Name of Registrant as Specified in Its Charter)

Delaware                               1-16157                 52-2208601
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(State or Other Jurisdiction           (Commission          (IRS Employer
of Incorporation)                      File Number)         Identification No.)


One Manhattanville Road, Purchase, New York                 10577
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (914) 697-2100





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Item 5. Other Events.

         As previously reported, on June 11, 2002, NewPower Holdings, Inc. (the "Company") and its wholly owned subsidiaries, TNPC Holdings, Inc. and The New Power Company (collectively, the "Debtors"), each filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Georgia (the "Bankruptcy Court") (Case No. 02-10835). The Debtors manage, and will continue to manage, their properties and operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

         Under applicable bankruptcy requirements, the Company files monthly operating reports with the Bankruptcy Court. In accordance with the general guidance provided by Exchange Act Release No. 9660 and Commission Staff Legal Bulletin No. 2, the Company has elected to cease filing quarterly and annual reports with the Commission, and instead file monthly operating reports as exhibits to current reports on Form 8-K. The Company filed its monthly operating report for the period of June 11-30, 2002 (the "June Monthly Operating Report") with the Bankruptcy Court on August 9, 2002. A copy of the June Monthly Operating Report is attached to this report as Exhibit 99.1 and incorporated in this report by reference.*

THE JUNE MONTHLY OPERATING REPORT CONTAINS INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, HAS NOT BEEN PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

         The Company cautions readers not to place undue reliance upon the information contained in the June Monthly Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the June Monthly Operating Report is complete. The June Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended.

*Certain attachments to the June Monthly Operating Report are not included as part of Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court. In addition, the Company undertakes to furnish a copy of any such omitted attachment to the Commission upon its request.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibit No.   Description.


        99.1 Monthly Operating Report for the period June 11, 2002 - June 30, 2002.



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


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: August 14, 2002


                                             NEWPOWER HOLDINGS, INC.


                                             By:/s/ James L. Malone III
                                                ------------------------------
                                                Name:   James L. Malone III
                                                Title:  Vice President, Law
                                                        and Government Affairs



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


                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.                     Description
-----------                     -----------


99.1   Monthly Operating Report for the period June 11, 2002 - June 30, 2002.






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